UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CDT EQUITY INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(a)(1) and 0-11.

EXPLANATORY NOTE

This supplement (the “Proxy Supplement”) updates the Definitive Proxy Statement (the “Proxy Statement”) and related proxy card (the “Original Proxy Card”) filed with the U.S. Securities and Exchange Commission on August 11, 2026 in connection with CDT Equity Inc.’s (the “Company”) 2026 annual meeting of stockholders to be held on August 28, 2026 at 10:00 a.m. Eastern Time (the “2026 Annual Meeting”).

This Proxy Supplement is being filed solely to correct an administrative oversight regarding certain voting options on the Original Proxy Card for Proposal No. 1 (Election of Directors).

Except as described in this Proxy Supplement, the information contained in the Proxy Statement remains unchanged and continues to apply in all respects. Stockholders should read this Proxy Supplement together with the Proxy Statement and accompanying proxy materials.

208094 CDT Equity Draft Proxy Card Rev2 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CDT EQUITY INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 27, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https:/www.cstproxy.com/cdtequity/am2026**

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, AND 6.

Please mark your votes like this **X**

1. Election of Directors:

   01. Andrew Regan
   02. Simon Fry
   03. Ulrik Olsen
   04. James Bligh
   05. Chele Chiavacci Farley

FOR ALL NOMINEES LISTED TO THE LEFT (except as marked to the contrary to the left).	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED TO THE LEFT.
☐	☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES ABOVE:

2. To ratify the appointment of Carr, Riggs & Ingram, L.L.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve one or more amendments of the Company's Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of our common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-500, inclusive, as determined by the Company's board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To approve the issuance of shares of common stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain senior secured convertible note and common stock purchase warrant issued to J.J. Astor & Co. FOR ☐ AGAINST ☐ ABSTAIN ☐

5. To approve the issuance of up to an aggregate of 12,131,770 shares of Common Stock issuable upon exercise of certain pre-funded warrants to purchase the Company's Common Stock, in accordance with Nasdaq Listing Rule 5635. FOR ☐ AGAINST ☐ ABSTAIN ☐

6. To approve the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, and 5. FOR ☐ AGAINST ☐ ABSTAIN ☐

To change the address on your account, please check the box at right and indicate your new address. ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2026.**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

208094 CDT Equity Draft Proxy Card Rev2 - Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of CDT Equity Inc. to be held on August 28, 2026

To Register for the Virtual Meeting and to Access the Proxy Statement and Proxy Card, Please Visit: https:/www.cstproxy.com/cdtequity/am2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CDT EQUITY INC.

The undersigned hereby appoints Andrew Regan and James Bligh and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of CDT Equity Inc. to be held on Friday, August 28, 2026 at 10:00 a.m., Eastern Time virtually, and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned as of August 3, 2026 by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE WITH RESPECT TO ANY MATTER, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS FOR SUCH MATTER. ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by CDT Equity Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address:____ ☐

(Continued and to be marked, dated and signed on the other side)